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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: August 21, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                      74-1611874
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

   15835 Park Ten Place Drive                               77084
         Houston, Texas                                  (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)



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ITEM 7. EXHIBITS

EXHIBIT 99.1    CONTRACT STATUS SUMMARY AT AUGUST 21, 2003



ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD HUNTER is currently idle offshore Egypt preparing to mobilize for its next contract. The rig has been awarded a contract by Isramco, Inc. to drill one well off the coast of Israel, which should commence in early September 2003 and should take approximately 30 days to complete. The contract provides for a dayrate of $44,000. Future contract opportunities for additional work are being pursed in the Mediterranean area, as well as outside of the Mediterranean.

     In early August 2003, the ATWOOD BEACON commence working under a contract with Murphy Sarawak Oil Co. Ltd. ("Murphy") which provided for the drilling of three firm wells plus options to drill five additional wells off the coast of Malaysia. Murphy has now exercised its option to extend the contract for the additional five wells. All eight wells will have a dayrate in the low $50,000's and should take until January/February 2004 to complete. Contract opportunities for additional work following completion of the Murphy contract are being pursued.

     The RICHMOND is currently drilling one well for Spinnaker Exploration Company, L.L.C. ("Spinnaker") which is expected to be completed during the first half of September 2003. Immediately upon completion of the Spinnaker contract, the rig will commence a two-well plus one option well contract for Union Oil Company of California ("Unocal"). The Unocal contract provides for a dayrate of $24,000 with the two firm wells expected to take around 50 days to complete.

     The ATWOOD SOUTHERN CROSS has been relocated to Egypt where it is currently stacked while waiting for its next contract opportunity. Contract opportunities for additional work are being pursued in the Mediterranean Area, as well as in other areas of the world.

     Additional information with respect to the Company's Contract Status Summary August 21, 2003 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ATWOOD OCEANICS, INC.
                                                  (Registrant)



                                                  /s/ James M. Holland
                                                  James M. Holland
                                                  Senior Vice President

                                                  DATE:  August 21, 2003



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                                  EXHIBIT INDEX


EXHIBIT NO.                      DESCRIPTION
-----------                      -----------

99.1               Contract Status Summary at August 21, 2003



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

                                                           EXHIBIT 99.1
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                         AT AUGUST 21, 2003

   NAME OF RIG               LOCATION            CUSTOMER                      CONTRACT STATUS
   -----------               ---------           --------                      ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON                MALAYSIA        MURPHY SABAH OIL CO. AND   The rig has commenced a drilling program in
                                             SARAWAK  SHELL             Malaysia to drill one well for Murphy Sabah
                                                                        Oil Co and one well for Sarawak Shell.  The
                                                                        drilling of these wells should take between
                                                                        100 and 140 days to complete.  Murphy has an
                                                                        option to drill one additional well at a
                                                                        later date.  Following completion of its work
                                                                        in Malaysia, the rig will be moved to Japan
                                                                        to drill two wells estimated to take 100 to
                                                                        120 days to complete.

ATWOOD HUNTER                EGYPT           ISRAMCO, INC.              The rig is currently stacked in Egypt
                                                                        preparing to mobilize to Israel at the end of
                                                                        August/early September 2003 to drill one well
                                                                        which is expected to take approximately 30
                                                                        days to complete.  Future contract
                                                                        opportunities for additional work are being
                                                                        pursued in the Mediterranean area, as well as
                                                                        areas outside of the Mediterranean.

ATWOOD EAGLE                 ANGOLA          ESSO EXPLORATION ANGOLA    The rig is drilling the third well of a firm
                                             (BLOCK 15) LIMITED         three well contract with ESSO off the coast
                                             ("ESSO")                   of Angola.  ESSO has options for four
                                                                        additional wells.  If no option wells are
                                                                        drilled, the contract could terminate around
                                                                        the end of August or early September 2003.
                                                                        Contract opportunities for additional work in
                                                                        Angola and elsewhere in West Africa are being
                                                                        pursued.

SEAHAWK                      MALAYSIA        EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                             PRODUCTION MALAYSIA        December 2004, with an option for the
                                             INC.  ("EMEPMI")           Operator to extend.  EMEPMI has the right to
                                                                        terminate the contract after the completion
                                                                        of the first six months of the extension
                                                                        period (which commences in December 2003)
                                                                        with 120 days written notice.

ATWOOD SOUTHERN CROSS        EGYPT                                      The rig is currently stacked in Egypt while
                                                                        waiting for its next contract opportunity.
                                                                        Contract opportunities for future work are
                                                                        being pursued in the Mediterranean area, as
                                                                        well as areas outside of the Mediterranean.

SEASCOUT                     UNITED STATES                              The SEASCOUT was purchased in December 2000
                             GULF OF MEXICO                             for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
                                                                        The rig is currently coldstacked.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG                    MALAYSIA        EXXONMOBIL EXPLORATION &   In October 2002, the rig commenced a two-year
                                             PRODUCTION MALAYSIA INC.   drilling program (with an option by EMEPMI
                                                                        for one additional year), with EMEPMI having
                                                                        the right to terminate the drilling program
                                                                        after one year with at least 120 days notice
                                                                        period.

ATWOOD BEACON                MALAYSIA       MURPHY SARAWAK OIL          In early August 2003, the rig commenced
                                            COMPANY, LTD. ("MURPHY")    working under a contract with Murphy which
                                                                        provided for the drilling of three firm wells
                                                                        plus options to drill five additional wells
                                                                        off the coast of Malaysia.  Murphy has now
                                                                        exercised its option to extend the contract
                                                                        for the additional five wells.  It should
                                                                        take until January/February 2004 to complete
                                                                        the drilling of the eight wells.  Contract
                                                                        opportunities for additional work following
                                                                        completion of the Murphy contract are being
                                                                        pursued.
SUBMERSIBLE -
-------------
RICHMOND                     UNITED STATES  SPINNAKER EXPLORATION       The rig is currently drilling one well for
                             GULF OF MEXICO COMPANY, L.L.C.             Spinnaker which is expected to be completed
                                            ("SPINNAKER")               between late August and mid September 2003.
                                                                        Immediately upon completion of the Spinnaker
                                                                        contract, the rig will commence a two-well
                                                                        plus one option well contract for Union Oil
                                                                        Company of California.  Drilling of the two
                                                                        firm wells is expected to take around 50 days
                                                                        to complete.
MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH           AUSTRALIA      WOODSIDE ENERGY LTD.        There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.

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